SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                     ___________________________________



                                  FORM 8-KA

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                                April 9, 1998
                      ---------------------------------
                      (Date of Earliest Event Reported)



                           Pennichuck Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




New Hampshire                        0-18552                   02-0177370
-------------                        -------                   ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                        Identification Number)



               Four Water Street, Nashua, New Hampshire 03060
        ------------------------------------------------------------
        (Address of principal executive offices, including Zip Code)



                               (603) 882-5191
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



                              FORM 8-KA REPORT

The undersigned Registrant hereby amends and restates Item 2 and Item 7 of its Form 8-K Report filed on April 24, 1998, so that, as so amended and restated, said Item 2 and Item 7 shall read in their entireties as set forth on the pages attached hereto.

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------


On April 9, 1998, Pennichuck Corporation (the "Registrant") acquired certain water utility assets from the Town of Hudson, New Hampshire (the "Town") for $7.5 million pursuant to an Agreement of Purchase and Sale of Assets dated November 5, 1997. This purchase immediately followed the Town's acquisition of those assets (in addition to certain water utility assets located within the Town) from an investor-owned water utility which previously served the Town and surrounding communities. The Registrant acquired these water utility assets through a new, wholly-owned subsidiary, Pennichuck East Utility, Inc. ("Pennichuck East") which will be a regulated water utility. As a result of this purchase, the Registrant expects to add approximately 3,600 new customers to its existing customer base and annual revenues from these added customers is estimated to be $2.3 million.

The water utility assets acquired by the Registrant / Pennichuck East consist principally of water transmission and distribution mains, hydrants, wells, pump stations and pumping equipment, water services and meters, vehicles and a certain tract of land and building serving as the previous utility's administrative office. The assets are located in the New Hampshire towns of Litchfield, Pelham, Windham, Londonderry, Derry, Raymond and Hooksett, an area adjacent to the service franchise served by the Registrant's principal operating subsidiary, Pennichuck Water Works, Inc.

In order to finance this purchase from the Town, the Registrant and Pennichuck East obtained bank loans from the Registrant's bank, Fleet Bank-NH. Under a separate swap agreement between the Registrant, Pennichuck East, Fleet Bank-NH and Fleet National Bank, the $7.5 million financing has been structured as two separate notes, in the principal amounts of $3 million and $4.5 million, with maturities of 2 and 7 years and fixed interest rates of 6.20% and 6.50%, respectively. These notes are secured by, among other things, the operating assets of Pennichuck East.


Item 7. Financial Statements and Exhibits.
------------------------------------------

Subsequent to the Registrant's original Form 8-K filing on April 24, 1998, It has been determined that the significance of this acquisition does not require the submission of additional financial statements or pro forma information.



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                       Pennichuck Corporation
                                       ----------------------
                                            (Registrant)



June 19, 1998                          /s/ Charles J. Staab
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    Date                               Charles J. Staab, Vice President,
                                       Treasurer and Chief Financial Officer



                               LIST OF EXHBITS
                               ---------------

28.3 Agreement of Purchase and Sale of Assets dated November 5, 1997 between Pennichuck Corporation and the Town of Hudson, New Hampshire (Filed as
      Exhibit 28.3 to the Registrant's Form 8-K Report in April 1998 and incorporated herein by reference).